SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KCURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

617 Detroit Street, Suite 100

Ann Arbor, Michigan 48104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

3985 Research Park Drive, Suite 200

Ann Arbor, Michigan 48108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On June 12, 2012, Synthetic Biologics, Inc. (the “Company”) was notified by the Securities and Exchange Commission (“SEC”) staff that under its guidelines it was unable to grant a waiver request for the Company’s continued use of its existing Form S-3 because of the failure of Berman & Company, P.A. (“Berman & Co.”) to follow proper partner rotation procedures that resulted in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 being deemed to be filed late. The Company will be Form S-3 eligible in March 2013 provided that it timely files its future SEC reports and meets the other requirements for use of Form S-3.

The SEC staff afforded an accommodation to the Company with regard to the issuance of registered shares for the remaining outstanding warrants issued under the Company’s existing Form S-3 shelf registration statement, pending the filing of a registration statement on Form S-1 with regard to such issuances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETIC BIOLOGICS, INC.

Date: June 18, 2012	By: /s/ C. Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer